EXHIBIT 10.55
[SUGEN LETTERHEAD]
                                   May 2, 1996



MAX-PLANCK INSTITUT fuer physiologische und klinische Forschung W. G. Kerckhoff
Institut Abteilung Molekulare Zellbiologie
Parkstrasse 1,
61231 Bad Nauheim GERMANY

MAX-PLANCK-GESELLSCHAFT zur Forderung
der Wissenschaften e.V.
Residenzstrasse 1a, W-8000
Muenchen 2

Garching Innovation GmbH
Koeniginstrasse 19
80539 Muechen

Gentlemen:

         We refer to the Research and License Agreement into which our company entered with yourselves on October 1, 1993. The Agreement provided for a "Research Period" (as so defined) of three years commencing on the Effective Date, which Period is due to expire as of October 1, 1996. We propose by this Letter Agreement that all the parties commit to a three-year extension of the Research Period, thereby providing for SUGEN's research funding obligations and the performance obligations of all parties to be extended until October 1, 1999. All other provisions of the Agreement between us will remain in full force and effect, with the sole modification that the "MPI Research Project" definition shall be extended to include investigations into the field of neurite outgrowth promotion as well as the other fields already cited, all restricted to such investigations as are under the leadership of Prof. Dr. Werner Risau.

         If you are in agreement with the above, please so indicate by signing both copies of this Letter Agreement, returning one to us and retaining the other for your own files.

                                        Sincerely,

                                        SUGEN, Inc.



                                        By: /s/ Stephen Evans-Freke
                                           -------------------------------------
                                                Name:    Stephen Evans-Freke
                                                Title:   Chairman and Chief
                                                         Executive Officer



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2 May 1996
Page 2




Acknowledged and Agreed to:

                                    MAX-PLANCK INSTITUT fuer physiologische und klinische Forschung W. G. Kerckhoff Institut Abteilung Molekulare Zellbiologie


                                        By:       /s/ Werner Rissau
                                           -------------------------------------
                                             Name:    Prof. Dr. Werner Rissau
                                             Title:   Direktor am Institute


MAX-PLANCK-GESELLSCHAFT zur Forderung der Wissenschaften e.V.


                                        By:       /s/ Heinrich Kuhn
                                           -------------------------------------
                                             Name:    Dr. Heinrich Kuhn
                                             Title:   Leiter des Patentreferates


GARCHING INNOVATION GmbH


                                        By:       /s/ Heinrich Kuhn
                                           -------------------------------------
                                             Name:    Dr. Heinrich Kuhn
                                             Title:   Geschaftsfuhrer